                 ----------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 ----------------------------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       ---------------------------------

                      October 15, 1999 (August 13, 1999)
                      ----------------------------------
                Date of Report (Date of earliest event reported)

                           NetSol International, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)

         333-28861                                    95-4627685
    ------------------------             ---------------------------------
    (Commission File Number)             (IRS Employer Identification No.)

            233 Wilshire Boulevard, Suite 350, Santa Monica, CA 90401
            ---------------------------------------------------------
                                 (310) 395-4073
                                 --------------
                    (Address of principal executive offices)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

         NetSol International, Inc., hereby files this Amendment No. 1 to its Current Report on Form 8-K, filed with the Commission on August 17, 1999, to submit the financial information required to be set forth in Item 7(a), which information is attached hereto as Exhibits 99.1, 99.2 and 99.3.

ITEM 7.  Financial Statements and Exhibits

         (a) The financial statements required to be set forth herein are attached hereto as Exhibit 99.1, 99.2 and 99.3 and incorporated herein by reference.

         (c)      Exhibits

                  99.1 Audited Financial Statements of Network Solutions Group Limited for the fiscal year ended January 31, 1999.

                  99.2 Audited Financial Statements of Network Solutions (Northern) Limited for the fiscal year ended January 31, 1999.

                  99.3 Audited Financial Statements of Network Solutions Limited for the fiscal year ended January 31, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 14, 1999                    NetSol International, Inc.


                                            By:/s/ Najeeb Ghauri
                                               ---------------------
                                                Najeeb Ghauri
                                            Its:  President

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   EXHIBIT TO

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                        -------------------------------

                           NetSol International, Inc.

                        -------------------------------



                                October 14, 1999

                                INDEX TO EXHIBITS

Exhibit Number    Description
--------------    -----------
99.1              Audited Financial Statements of Network Solutions Group
                  Limited for the fiscal year ended January 31, 1999.

99.2              Audited Financial Statements of Network Solutions (Northern)
                  Limited for the fiscal year ended January 31, 1999.

99.3 Audited Financial Statements of Network Solutions Limited for the fiscal year ended January 31, 1999.